UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                      FORM 8-K

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES  EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported)  November 29, 1996


                         BENEFICIAL MORTGAGE CORPORATION
                         (Depositor and Master Servicer)

                  BENEFICIAL HOME EQUITY LOAN TRUST 1996-1
              (Issuer in Respect of the Beneficial Home Equity
                      Loan Asset Backed Certificates)

            (Exact name of registrant as specified in its charter)

New York (Issuer)                  333-1614             11-3314368 (Issuer)
(State or other          (Commission File Number)       (I.R.S. Employer
jurisdiction of                                          Identification No.)
incorporation or
organization)



301 North Walnut Street
Wilmington, Delaware                                            19801
(Address of principal executive offices)                     (Zip Code)


     Registrant's telephone number, including area code:  (302) 425-2500

        (Former name or former address, if changed since last report)
                                     NONE




Item 7.  Financial Statements and Exhibits

Exhibit 20.1	  Beneficial Home Equity Loan Asset Backed Certificates, Series
               1996-1 Statement to Certificateholders dated November 29, 1996.




                                  SIGNATURES

	Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on behalf of Beneficial Home Equity Loan Trust 1996-1 by the undersigned, thereunto duly authorized.



                				BENEFICIAL HOME EQUITY LOAN TRUST 1996-1
						                            Registrant

                				By:	Beneficial Mortgage Corporation
					                   (Depositor and Master Servicer)




                				By:	/S/ Richard J. Zak
   					                Richard J. Zak
		                    		Vice President (Chief Accounting Officer)


December 9, 1996



                              Exhibit Index
Exhibit
Number      				Exhibit

20.1	   Beneficial Home Equity Loan Asset Backed Certificates,
       	Series 1996-1 Statement to Certificateholders dated November 29, 1996.



Exhibit 20.1

     STATEMENT TO CERTIFICATEHOLDERS

Beneficial Mortgage Corp Current Collection Period 28-Sep-96 to 27-Oct-96 Beneficial Home Equity Loan Asset Backed Certificates P&S Agreement 01-Apr-96
    Class A Certificates, Series 1996-1
    Class M Certificates, Series 1996-1    Original Settlement Date: 30-Apr-96
    Class B Certificates, Series 1996-1    Distribution Date:        29-Nov-96


               1 Month LIBOR                                           5.3750%

               Class A Pass-Through Rate (1 mo LIBOR + 18 bps)         5.5550%
               Class M Pass-Through Rate (1 mo LIBOR + 28 bps)         5.6550%
               Class B Pass-Through Rate (1 mo LIBOR + 25 bps)         5.6250%
 Distribution to Holders of Class A Certificates (per Certificate with a $1,000 denomination)

      1 i.     Amount Allocable to Class A Principal                 28.736529
        ii.    Amount Allocable to Unpaid Class A Principal Shortfall 0.000000
        iii.   Remaining Unpaid Class A Principal Shortfall After
               Such Distribution                                      0.000000

      2 i.     Amount Allocable to Class A Interest                   4.009724
        ii.    Amount Allocable to Class A Carryover Interest
               Shortfall                                              0.000000
        iii.   Amount Allocable to Unpaid Class A Interest Shortfall  0.000000
        iv.    Remaining Unpaid Class A Interest Shortfall After
               Such Distribution                                      0.000000

      3 i.     Amount of Class A Principal Shortfall For Such
               Distribution Date                                      0.000000
        ii.    Amount of Class A Interest Shortfall For Such
               Distribution Date                                      0.000000

 Distribution to Holders of Class M Certificates (per Certificate with a $1,000 denomination)

      4 i.     Amount Allocable to Class M Principal                  0.000000
        ii.    Amount Allocable to Unpaid Class M Principal Shortfall 0.000000
        iii.   Remaining Unpaid Class M Principal Shortfall After
               Such Distribution                                      0.000000

      5 i.     Amount Allocable to Class M Interest                   5.026667
        ii.    Amount Allocable to Class M Carryover Interest
               Shortfall                                              0.000000
        iii.   Amount Allocable to Unpaid Class M Interest Shortfall  0.000000
        iv.    Remaining Unpaid Class M Interest Shortfall After
               Such Distribution                                      0.000000

      6 i.     Amount of Class M Principal Shortfall For Such
               Distribution Date                                      0.000000
        ii.    Amount of Class M Interest Shortfall For Such
               Distribution Date                                      0.000000

 Distribution to Holders of Class B Certificates (per Certificate with a $1,000 denomination)

      7 i.     Amount Allocable to Class B Principal                 52.841280
        ii.    Amount Allocable to Unpaid Class B Principal Shortfall 0.000000
        iii.   Remaining Unpaid Class B Principal Shortfall After
               Such Distribution                                      0.000000

      8 i.     Amount Allocable to Class B Interest                   3.224212
        ii.    Amount Allocable to Class B Carryover Interest
               Shortfall                                              0.000000
        iii.   Amount Allocable to Unpaid Class B Interest Shortfall  0.000000
        iv.    Remaining Unpaid Class B Interest Shortfall After
               Such Distribution                                      0.000000

      9 i.     Amount of Class B Principal Shortfall For Such
               Distribution Date                                      0.000000
        ii.    Amount of Class B Interest Shortfall For Such
               Distribution Date                                      0.000000

     10        Ending Class A Principal Balance                 839,869,047.42
     11        Ending Class A Principal Factor                     78.3313792%

     12        Ending Class M Principal Balance                  66,074,000.00
     13        Ending Class M Principal Factor                    100.0000000%

     14        Ending Class B Principal Balance                  37,338,108.00
     15        Ending Class B Principal Factor                     59.2001205%

     16 i.     Ending Pool Number of Loans                              18,629
        ii.    Ending Pool Balance                              969,014,413.12

     17 i.     Number of Mortgage Loans 30 to 59 Days Delinquent           541
        ii.    Aggregate Principal Balances of Mortgage Loans
               30 to 59 Days Delinquent                          32,176,233.31
        iii.   Number of Mortgage Loans 60 or More Days Delinquent         270
        iv.    Aggregate Principal Balances of Mortgages 60 or
               More Days Delinquent                              21,077,207.01
     18        Book Value of Real Estate Aquired Through
               Foreclosure or Grant of a Deed                     2,011,559.23